UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________
FORM 8-K
__________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 1, 2022
Opendoor Technologies Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39253	98-1515020
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

410 N. Scottsdale Road, Suite 1600
Tempe,	AZ	85281
(Address of principal executive offices)		(Zip Code)
(415) 896-6737
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	OPEN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item  7.01. Regulation FD Disclosure.
On August 1, 2022, Opendoor Technologies Inc. (the “Company”) issued a statement regarding the Company’s comprehensive settlement agreement with the U.S. Federal Trade Commission (FTC) (the “Press Release”). The settlement is subject to final approval by the FTC and includes a payment of $62 million, which the Company expects to disburse in the second half of 2022. The Company recorded an incremental legal contingency accrual of $41 million, bringing the total accrual balance to $62 million as of June 30, 2022. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements contained herein that do not relate to matters of historical fact should be considered forward-looking, including statements regarding the Company’s anticipated financial performance and final settlement with the FTC. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many important factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to various factors relating to the Company’s business, operations and financial performance and the certainty of the FTC’s final approval of the settlement. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described under the caption "Risk Factors" in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 24, 2022, as updated by the Company’s other filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company does not give any assurance that it will achieve these expectations.
The information contained in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01.Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Opendoor Technologies Inc. on August 1, 2022
104	Cover Page Interactive Data File (Cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Opendoor Technologies Inc.

Date: August 1, 2022	By:	/s/ Carrie Wheeler
	Name:	Carrie Wheeler
	Title:	Chief Financial Officer
3